Supplement to the
Fidelity® Institutional Short-Intermediate Government Fund
(currently known as "Fidelity® Limited Term Government Fund")
January 29, 2013
As Revised June 24, 2013
Prospectus

Effective January 18, 2014, if you hold your shares in a Fidelity mutual fund account and your dividend and/or redemption check(s) remains uncashed for six months, the check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

ISIG-14-01  January 17, 2014
1.475734.114